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                                                                    EXHIBIT 23.1

                               CONSENT OF KPMG LLP

The Board of Directors
NVIDIA Corporation:

         We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

Mountain View, California
November 30, 2001